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                                                               EXHIBIT 10.3


                              EMPLOYMENT AGREEMENT

         THIS AGREEMENT (the "Agreement") is made and entered into this 6TH day of DECEMBER, 1999, by and between HARVEYS CASINO RESORTS, a Nevada corporation, hereinafter referred to as "HARVEYS" and/or "EMPLOYER," and JOHN R. BELLOTTI, hereinafter referred to as "EMPLOYEE":

                              W I T N E S S E T H:

         WHEREAS, HARVEYS desires to continue to secure the benefits of EMPLOYEE's background, knowledge, experience, ability, expertise and industry to promote and maintain HARVEYS stability, growth, viability and profitability; and

         WHEREAS, HARVEYS desires to continue to engage the services of EMPLOYEE who is desirous of being employed by HARVEYS under the terms and conditions as herein set out; and

         NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements herein contained, together with other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                        I

                                   DEFINITIONS

         1.01      EMPLOYEE shall at all times mean JOHN R. BELLOTTI.

         1.02 EMPLOYER shall at all times mean HARVEYS CASINO RESORTS, a Nevada corporation, and its Successors in Interest together with its subsidiaries.

         1.03 HARVEYS shall at all times mean HARVEYS CASINO RESORTS, a Nevada


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corporation, and its Successors-in-Interest together with its subsidiaries.

         1.04 Successor in Interest shall mean any entity which is the successor or assign of HARVEYS, at law or at equity, and shall include without limitation, any entity into which HARVEYS is merged or consolidated, and any entity to which all or substantially all of the assets or businesses of HARVEYS are transferred.

                                       II

                   NATURE OF EMPLOYMENT AND DUTIES OF EMPLOYEE

         2.01 Effective upon the commencement date of the term of this Agreement, EMPLOYEE shall become Senior Vice-President of Human Resources of HARVEYS CASINO RESORTS, Corporate Offices located in Douglas County, Nevada, or assume such other position as determined by the President/Chief Executive Officer of HARVEYS. EMPLOYEE shall do and perform all services, acts, or things necessary or advisable to assist in the management and conduct of the business of EMPLOYER, subject always to the policies as set forth by the Board of Directors.

         2.02 EMPLOYEE shall be responsible for the creation, installation, and ongoing direction and monitoring of human resources programs for properties owned and operated by Harveys Casino Resorts; oversee the development and implementation of compensation and benefits administration, health care claims processing, 401(k) administration, employment and personnel policy initiation, succession planning, executive development, risk management, employee relations, Board of Review system, and other corporate employee programs, and such other responsibilities or duties that HARVEYS may assign from time to time.

         2.03 EMPLOYEE has reviewed and concurs with his responsibilities and duties as set


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forth in Section 2.02 above.

         2.04 EMPLOYEE shall devote his entire productive time, ability and attention to the business of EMPLOYER during the term of this Agreement. EMPLOYEE shall not directly or indirectly render any service of a business, commercial or professional nature, to any other person or organization, whether for compensation or otherwise, without the prior written consent of the President/Chief Executive Officer of HARVEYS except that EMPLOYEE shall not be precluded from involvement in charitable or civic activities or his personal financial investments provided the same do not interfere with EMPLOYEE's time or attention to the business of EMPLOYER.

         2.05 EMPLOYEE agrees, to the best of his ability and experience, to at all times conscientiously perform all of the duties and obligations expressly required of EMPLOYEE.

                                       III

                               TERM OF EMPLOYMENT

         3.01 EMPLOYER hereby employs EMPLOYEE, and EMPLOYEE hereby agrees to be employed by EMPLOYER for a period of at least two (2) years commencing on the 10th day of December 1999, and terminating on the 9th day of December, 2001. This Agreement may be terminated earlier as hereinafter provided or may be extended or modified only by written document signed by both parties hereto specifically referencing this instrument.

                                       IV

                     TERMINATION OF EMPLOYMENT WITHOUT CAUSE

         4.01 EMPLOYEE may be terminated at any time, without cause, or as referenced in paragraph 5 herein, by EMPLOYER on thirty (30) days' prior written notice to EMPLOYEE. In the


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event of such termination without cause, EMPLOYEE shall continue to be paid
EMPLOYEE's annual salary as set forth in Paragraph 6.01, as such salary may be modified from time to time, and continue to receive medical, vision and dental benefits as set forth in Paragraph 7.06 for the balance of the contract term, or twelve (12) months, whichever is lesser.

         4.02 EMPLOYEE may, at EMPLOYEE's option and right, terminate this Agreement at any time by giving HARVEYS thirty (30) days prior written notice. Upon any such termination of this Agreement by EMPLOYEE, EMPLOYER shall be under no obligation to EMPLOYEE except to pay EMPLOYEE's then annual salary and perquisites for services performed up to the effective date of termination.

         4.03 If during the term hereof EMPLOYEE shall die or become disabled, EMPLOYEE shall be entitled to such death and/or disability benefits that may be due EMPLOYEE under any benefit plans of EMPLOYER in effect from time to time in which EMPLOYEE is eligible to participate.

                                        V

                       TERMINATION OF EMPLOYMENT FOR CAUSE

         5.01 EMPLOYER may at any time, at its election, by providing written notice to EMPLOYEE stating with specificity the reason for the termination, immediately terminate this Agreement and the employment term should EMPLOYEE:

                  (a) be negligent or willfully malfeasant in the performance of EMPLOYEE's duties to EMPLOYER set forth in Article II hereof;

                  (b) be convicted of any felony or a crime involving moral turpitude;



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                  (c) be dishonest with respect to EMPLOYER (including without limitation, fraud);

                  (d) use or impart any confidential or proprietary information of EMPLOYER or any of its subsidiaries or affiliates in violation of EMPLOYER's policy regarding confidentiality or any confidentiality or proprietary agreement to which EMPLOYER is a party, which act or actions have a material adverse affect on EMPLOYER; or

                  (e) fail to obtain or retain any permits, licenses, or approvals which may be required by any state or local authorities in order to permit EMPLOYEE to continue employment as contemplated by this Agreement. Upon the occurrence of any of the above, at EMPLOYER's sole option, EMPLOYEE's employment shall immediately terminate and EMPLOYER shall be under no further obligation to EMPLOYEE except to pay EMPLOYEE his annual salary for such services as may have been performed up to the date of such termination.

                                       VI

                            COMPENSATION OF EMPLOYEE

         6.01 ANNUAL SALARY - EMPLOYEE shall receive an annual salary of One Hundred Eighty Five and 00/100 Dollars ($185,000.00), payable in at least monthly installments, less all applicable Federal, State and Local Taxes, Social Security and any other government mandated deductions. EMPLOYEE's annual salary shall be subject to an annual review, as determined by EMPLOYEE's direct supervisor, and the President/Chief Executive Officer of HARVEYS within the parameters


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set forth by HARVEYS' Board of Directors.

                                       VII

                                OTHER PERQUISITES

         7.01 HARVEYS 401(K) PLAN - During the employment term, EMPLOYEE shall be allowed to participate in HARVEYS 401(k) Plan as such plan may be in effect and amended from time to time.

         7.02 VACATION - EMPLOYEE shall be entitled to vacation and holiday pay in accordance with EMPLOYER's policy for EMPLOYEE's position as may be in place from time to time, with credit being given as of EMPLOYEE's original hire date.

         7.03 COMPLIMENTARY PRIVILEGES - EMPLOYEE shall be entitled to Level I complimentary privileges as are afforded all other corporate employees of equal job code.

         7.05 MANAGEMENT INCENTIVE PLAN (MIP) - EMPLOYEE shall be eligible to participate in EMPLOYER's Management Incentive Plan as such plan may be in effect or amended from time to time.

         7.06 MEDICAL, VISION AND DENTAL INSURANCE - EMPLOYER shall provide medical, vision and dental benefits to EMPLOYEE and EMPLOYEE's spouse and dependents in accordance with EMPLOYER's Class I coverage under EMPLOYER's Executive Medical Plan, as such plan may be in effect or amended from time to time.

         7.07 DEFERRED COMPENSATION PROGRAM - EMPLOYEE shall be allowed to participate in EMPLOYER's Deferred Compensation Program as said program may be in effect or amended from time to time.


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         7.08 GROUP LIFE INSURANCE - During the term of this Agreement, EMPLOYER shall furnish EMPLOYEE with Group Term Life Insurance and Accidental Death/Dismemberment Insurance with the maximum benefit being equal to two (2) times EMPLOYEE's annual salary, up to a maximum of $500,000.00.

         7.09 GROUP LONG TERM DISABILITY - During the term of this Agreement, EMPLOYER shall furnish EMPLOYEE with Group Term Disability insurance in accordance with EMPLOYER's then existing policy. The maximum insurance benefit to be paid EMPLOYEE shall be sixty percent (60%) of EMPLOYEE's annual salary to be paid for the duration of EMPLOYEE's permanent disability.

         7.10 STOCK OPTIONS AND STOCK GRANTS - EMPLOYEE's rights to stock options and/or stock grants, are those set forth in the Management Stock Option and Restricted Stock Agreement, dated as of February 2, 1999, as may be amended from time to time and as supplemented by action of the Board of Directors in Resolution 1999-5.

         7.03 SERP - EMPLOYEE shall continue to participate in the Company's SERP Plan, as such Plan may be amended from time to time by the EMLOYER.

                                      VIII

                                   ARBITRATION

         8.01 Except as necessary for EMPLOYER and its subsidiaries, affiliates, successors or assigns or EMPLOYEE to specifically enforce or enjoin a breach of this Agreement (to the extent such remedies are otherwise available), the parties agree that any and all disputes that may arise in connection with, arising out of or relating to this Agreement, or any dispute that relates in any way,


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in whole or in part, to EMPLOYEE's employment with EMPLOYER or any subsidiary, the termination of that employment or any other dispute by and between the parties or their subsidiaries, affiliates, successors or assigns, shall be submitted to binding arbitration in Douglas County, Nevada according to the National Employment Dispute Resolution Rules and procedures of the American Arbitration Association. The parties agree that the prevailing party in any such dispute shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which he or it may be entitled. This arbitration obligation extends to any and all claims that may arise by and between the parties or their subsidiaries, affiliates, successors or assigns and expressly extends to, without limitation, claims or causes of action for wrongful termination, impairment of ability to compete in the open labor market, breach of an express or implied contract, breach of the covenant of good faith and fair dealing, breach of fiduciary duty, fraud, misrepresentation, defamation, slander, infliction of emotional distress, disability, loss of future earnings and claims under the Nevada Constitution, the United States Constitution, and applicable state and federal fair employment laws, federal and state equal employment opportunity laws, and federal and state labor statutes and regulations, including, but not limited to, the Civil Rights Act of 1964, as amended, the Fair Labor Standards Act, as amended, the Americans With Disabilities Act of 1990, as amended, the Rehabilitation Act of 1973, as amended, the Employee Retirement Income Security Act of 1974, as amended, the Age Discrimination in Employment Act of 1967, as amended, and other state or federal law.


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                                       IX

                                  MISCELLANEOUS

         9.01 This Agreement shall be construed and governed by the laws of the State of Nevada.

         9.02 This Agreement, shall bind and inure to the benefit of the EMPLOYER, its successors and assigns and EMPLOYEE, his heirs, executors and administrators. No transfer or assignment of this Agreement shall release EMPLOYER from any obligation to EMPLOYEE hereunder.

         9.03 Notices to or for the respective parties shall be given in writing and delivered in person or mailed by certified or registered mail, addressed to the respective party at the address as set out below, or at such other address as either party may elect to provide in advance in writing, to the other party:


                  EMPLOYEE:

                           John R. Bellotti
                           Post Office Box 11241
                           Zephyr Cove,  NV  89448

                  EMPLOYER:

                           HARVEYS CASINO RESORTS
                           Attn: CHARLES W. SCHARER
                           President/Chief Executive Officer
                           Highway 50 and Stateline Avenue
               Post Office Box 128
                           Stateline, NV  89449

                  WITH A COPY TO:

                           Ronald D. Alling, Esq.
                           SCARPELLO & ALLING, LTD.
                           276 Kingsbury Grade, Suite 2000


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                           Post Office Box 3390
                           Stateline, NV  89449

         9.04 Should any provision of this Agreement be held to be invalid, illegal, or unenforceable by reason of any rule of law or public policy, all other provisions of this Agreement shall remain in effect. No provision of this Agreement shall be deemed dependent on any other provision unless so expressed herein.

         9.05 Nothing contained in this Agreement shall be construed to require the commencement of any act contrary to law. Should any conflict between any provision of this Agreement and any statute, law, ordinance, or regulation, contrary to which the parties have no legal right to contract arise or exist, then the latter shall prevail; but in such event, the provisions of this Agreement so affected shall be curtailed and limited only to the extent necessary to bring it within the legal requirements.

         9.06 The several rights and remedies provided for in this Agreement shall be construed as being cumulative, and no one of them shall be deemed to be exclusive of the others or of any right or remedy allowed by law. No waiver by EMPLOYER or EMPLOYEE of any failure by EMPLOYEE or EMPLOYER, respectively, to keep or perform any provision of this Agreement shall be deemed to be a waiver of any preceding or succeeding breach of the same or other provision.

         9.07 This Agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the employment of EMPLOYEE by EMPLOYER along with the other instruments executed concurrently herewith, contain all of the covenants, conditions and agreements between the parties with respect to such employment. Each party to this Agreement


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acknowledges that no representations, inducements, promises or other agreements excepting those specifically set forth herein, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement or promise not contained in this Agreement shall be valid or binding. Any addendum to or modification of this Agreement shall be effective only if it is in writing and signed by the parties to be charged.

                                      EMPLOYEE:



                                      /s/ JOHN R. BELLOTTI
                                      --------------------
                                      JOHN R. BELLOTTI

                                      EMPLOYER:

                                      HARVEYS CASINO RESORTS, A NEVADA
                                      CORPORATION

                                      By: /s/ CHARLES W. SCHARER
                                          ----------------------
                                              CHARLES W. SCHARER
                                              President/Chief Executive Officer



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